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                                                                    EXHIBIT 23.2


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                      KUNTZ LESHER SIEGRIST & MARTINI LLP
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                          CERTIFIED PUBLIC ACCOUNTANTS
                            215 S. CENTERVILLE ROAD
                                 P.O. BOX 8408
                              LANCASTER, PA 17604
                                 (717) 394-5666
                               FAX (717) 394-0693






                       CONSENT OF INDEPENDENT ACCOUNTANTS
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         We consent to the inclusion in this registration statement on Form SB-2 of our report dated December 18, 1997, on our audit of the consolidated financial statements of U.S. Plastic Lumber Corp. and Subsidiaries.


                                      /s/ KUNTZ LESHER SIEGRIST & MARTINI LLP
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                                      KUNTZ LESHER SIEGRIST & MARTINI LLP
                                      CERTIFIED PUBLIC ACCOUNTANTS


Lancaster, Pennsylvania
July 13, 1998